UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2022

MALACHITE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	MLCT	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 11, 2022, Malachite Innovations, Inc. (the “Company”) filed a Current Report on Form 8-K (the “May 8-K”) reporting that it had entered into a Share Purchase Agreement by and among the Company, Daedalus Ecosciences, Inc., a wholly-owned subsidiary of the Company (“Daedalus Ecosciences”), Range Environmental Resources, Inc., a West Virginia corporation (“Range Environmental Resources”), Range Natural Resources, Inc., a West Virginia corporation (“Range Natural Resources”), Mr. Jeremy Starks and Mr. Joshua Justice (the “Share Purchase Agreement”). This amendment to the May 8-K amends Item 9.01 of the May 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements of Range Environmental Resources, Inc. are included as Exhibit 99.1 hereto and incorporated herein by reference:

● The audited financial statements of Range Environmental Resources, Inc. as of December 31, 2021 and 2020 and for the years then ended.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

● Unaudited Pro Forma Consolidated Balance Sheet of Malachite Innovations, Inc. and Range Environmental Resources, Inc., as of March 31, 2022, and Unaudited Pro Forma Consolidated Statements of Operations of Malachite Innovations, Inc. and Range Environmental Resources, Inc. for the year ended December 31, 2021 and for the three months ended March 31, 2022.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm*

99.1	Audited financial statements of Range Environmental Resources, Inc. as of December 31, 2021 and 2020, and for the years then ended and accompanying notes *

99.2

Unaudited Pro Forma Consolidated Balance Sheet of Malachite Innovations, Inc. and Range Environmental Resources, Inc., as of March 31, 2022, and Unaudited Pro Forma Consolidated Statements of Operations of Malachite Innovations, Inc. and Range Environmental Resources, Inc. for the year ended December 31, 2021 and for the three months ended March 31, 2022. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALACHITE INNOVATIONS, INC.

Dated: September 22, 2022	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Meaden & Moore, Ltd.*

99.1	Audited financial statements of Range Environmental Resources, Inc. as of December 31, 2021 and 2020, and for the years then ended and accompanying notes *

99.2	Unaudited Pro Forma Consolidated Balance Sheet of Malachite Innovations, Inc. and Range Environmental Resources, Inc., as of March 31, 2022, and Unaudited Pro Forma Consolidated Statements of Operations of Malachite Innovations, Inc. and Range Environmental Resources, Inc. for the year ended December 31, 2021 and for the three months ended March 31, 2022. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith